UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2019

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street

Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

May 23, 2019, QCR Holdings, Inc. (the “Company”) held its annual meeting of stockholders in Moline, Illinois. Of the 15,743,103 shares of common stock issued and outstanding as of the record date for the meeting, 13,771,346 shares were represented at the meeting in person or by proxy, constituting approximately 87% of the outstanding shares.

Three proposals were presented to the stockholders, and the final results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1.                                      For the election of three (3) Class II directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.

Patrick S. Baird	10,410,676	253,707	3,106,963
Larry J. Helling	10,636,097	28,286	3,106,963
Mark C. Kilmer	10,622,093	42,290	3,106,963

2.                                      To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER N.V.

10,409,749	235,905	18,729	3,106,963

3.                                      To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

FOR	AGAINST	ABSTAIN	BROKER N.V.

13,665,952	101,787	3,607	—

Item 8.01. Other Events

As previously announced, effective at the 2019 annual meeting of the stockholders held on May 23, 2019, Douglas M. Hultquist resigned from the Company’s board of directors and from his roles as President and Chief Executive Officer of the Company, with leadership transitioning to Larry J. Helling, who became Chief Executive Officer, and Todd A. Gipple, who became President.

In addition and as previously announced, Linda K. Neuman, having informed the board that she would not seek re-election at the 2019 annual meeting of the Company’s stockholders, was not re-nominated. Her directorship ended at the annual meeting and the size of the board was reduced from 13 to 11 directors.

Immediately following the annual meeting, the Company declared a cash dividend of $0.06 per share of its common stock.  The dividend is payable on July 3, 2019 to stockholders of record on June 21, 2019.  A copy of the press release issued on May 23, 2019 announcing the dividend and annual meeting results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                   Exhibits.

99.1	Press Release, dated May 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2019	QCR HOLDINGS, INC.

	By:	/s/ Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer